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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 17, 2002



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



            California                File No. 0-19231           68-0166366
            ----------                ----------------           ----------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
 Incorporated or organization)                              Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         ---------------------------------------------            ----------
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                           --------------





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


Item 5.  Other Events

Press release for the following (article attached):

        Redwood Empire Bancorp announces first quarter 2002 results.









                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            04-17-02
Date:       --------              REDWOOD EMPIRE BANCORP
                                   ----------------------
                                       (Registrant)



                                  By:  /s/ James E. Beckwith
                                       -----------------------------------
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Operating Officer

                                              FOR:  REDWOOD EMPIRE BANCORP


                                      APPROVED BY:  James E. Beckwith
                                                    EVP/Chief Operating Officer
                                                    (707) 522-5215


For Immediate Release
---------------------

                         REDWOOD EMPIRE BANCORP REPORTS
                      RECORD FIRST QUARTER 2002 NET INCOME

SANTA ROSA, Calif. (April 17, 2002) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported record net income of $1,947,000 or $.54 per diluted share for the quarter ended March 31, 2002. This compares with net income of $1,787,000 or $.43 per diluted share for the quarter a year ago. Return on common equity was 30.20% in the first quarter as compared with 22.45% in the same quarter a year ago. Return on assets was 1.68% in the first quarter as compared to 1.63% one year ago. On September 20, 2001, the Company announced a three-for-two stock split of its outstanding shares of common stock. Earnings per share information for all periods presented give effect to the stock split. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing our loan portfolio and deposits, controlling overhead costs and managing capital continue to be our key objectives," said Beckwith.

         Total loans amounted to $351,625,000 as of March 31, 2002 as compared to $319,464,000 at March 31, 2001, which amounts to a $32,161,000 or a 10%
increase. Total deposits amounted to $436,956,000 as of March 31, 2002 as compared to $406,457,000 at March 31, 2001, or an 8% increase. Total assets amounted to $489,107,000 as of March 31, 2002 as compared to $450,065,000 one year ago, or a 9% increase.

         Net interest income amounted to $4,989,000 in the first quarter of 2002, compared to $5,301,000 in the same period in 2001, which represents a $312,000 decrease. The decrease in net interest income is attributable to a decline in net interest margin from 5.16% at March 31, 2001 to 4.58% at March 31, 2002. The Company's net interest margin has been negatively impacted by the decline in the general interest rate environment. In addition, the first quarter of 2001 pooled trust preferred debt financing had a negative impact of 22 basis points on the net interest margin as of March 31, 2002, when compared to a negative impact of 11 basis points one year ago. The $10,000,000 proceeds from the pooled trust preferred offering were used to fund common stock repurchases.

         There was no loan loss provision for the quarters ended March 31, 2002 and March 31, 2001. Net charge-offs were $31,000 or .04% (annualized) of average portfolio loans for the quarter ended March 31, 2002 as compared to net recoveries of $22,000 or (.03%) (annualized) one year ago. Non-performing assets at March 31, 2002 were $3,641,000 or .7% of total assets, as compared to non-performing assets of $3,176,000, or .7% of total assets, as of December 31, 2001. The allowance for loan losses to nonperforming assets was 207% as of March 31, 2002 as compared to 239% as of December 31, 2001.

         Non-interest income amounted to $1,818,000 for the quarter ended March 31, 2002 as compared to $1,365,000 in the same period in 2001 or a 33% increase. Merchant draft processing revenues increased from $813,000 in the first quarter of 2001 to $1,179,000 in the first quarter of 2002.

         Non-interest expense amounted to $3,738,000 for the quarter ended March 31, 2002 as compared to $3,650,000 in the same period one year ago, which represents an increase of $88,000 or 2%. The Company's efficiency ratio for the first quarter of 2002 amounted to 54.91% as compared to 54.76% one year ago. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 51.18% for the quarter ended March 31, 2002 as compared to 51.77% one year ago.

         For the three months ended March 31, 2002 the net income of the Company's community banking segment was $1,512,000 on revenues of $5,474,000. This compares to net income of $1,447,000 and revenues of $5,545,000 for the same period one year ago. The net income of the Company's bankcard segment was $435,000 for the quarter ended March 31, 2002 versus $340,000 in 2001. The increase in the segment's net income is due to an increase in processing revenue. The merchant bankcard segment's net income comprised 22% and 19% of the Company's consolidated net income for the three months ended March 31, 2002 and March 31, 2001.

         In August 2001, the Company announced a common stock repurchase authorization to repurchase up to 355,500 shares, as adjusted for the three-for-two stock split announced September 20, 2001. To date, 97,686 shares have been repurchased, as adjusted for the three-for-two stock split announced September 20, 2001. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions.

         Total assets were $489,107,000 at March 31, 2002. Common book value per share was $7.60. The Company's Tier 1 capital to average assets ratio was 7.23% as of March 31, 2002.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2001, and Form 10-Q for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.



                               (Tables to follow)

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
       (Dollars in thousands except for earnings per share and share data)

                                                                        Three Months Ended
                                                                             March 31,
                                                              2002                               2001
                                                          -------------                      -------------
Total interest income                                           $7,409                             $9,053
Total interest expense                                           2,420                              3,752
                                                          -------------                      -------------
Net interest income                                              4,989                              5,301
Provision for loan losses                                            -                                  -
                                                          -------------                      -------------
Net interest income after provision for loan losses              4,989                              5,301
                                                          -------------                      -------------
Service charges on deposit accounts                                314                                269
Merchant draft processing, net                                   1,179                                813
Loan servicing income                                               54                                 77
Other income                                                       271                                206
                                                          -------------                      -------------
   Total noninterest income                                      1,818                              1,365
                                                          -------------                      -------------
Salaries and employee benefits                                   2,046                              2,232
Occupancy and equipment expense                                    524                                489
Other                                                            1,168                                929
                                                          -------------                      -------------
   Total noninterest expense                                     3,738                              3,650
                                                          -------------                      -------------
Income before income tax expense                                 3,069                              3,016
Income tax expense                                               1,122                              1,229
                                                          -------------                      -------------
Net income                                                      $1,947                             $1,787
                                                          =============                      =============

Basic earnings per share:
  Net income available for common stock shareholders             $0.56                              $0.44
  Weighted average shares (1)                                3,499,000                          4,080,000

Diluted earnings per share:
  Net income available for common stock shareholders             $0.54                              $0.43
  Weighted average shares (1)                                3,632,000                          4,191,000

Selected Ratios
Annualized Return on Average Total Equity                       30.20%                             22.45%
Annualized Return on Average Total Assets                        1.68%                              1.63%


(1) Adjusted for three-for-two stock split announced
September 20, 2001.

                                                                    Selected Balance Sheet Data
                                                                         (In Thousands)
                                                                            (Unaudited)

                                                           March 31,                          March 31,
                                                              2002                               2001
                                                          -------------                      -------------
Total Loans, excluding mortgage loans held for sale           $351,625                           $319,464
Allowance for Loan Losses                                        7,549                              7,696
Total Assets                                                   489,107                            450,065
Total Deposits                                                 436,956                            406,457
Trust Preferred Securities                                      10,000                             10,000
Total Shareholders' Equity                                      26,488                             26,360
Nonperforming Assets                                             3,641                              1,775

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                BUSINESS SEGMENTS
                                   (Unaudited)

                                                                        Three Months Ended
                                                                          March 31, 2002
                                                          ------------------------------------------------
                                                                          (in thousands)
                                                           Community
                                                            Banking                            Bankcard
                                                          -------------                      -------------
Total interest income                                           $7,409                              $ ---
Total interest expense                                           2,418                                  2
Interest income (expense) allocation                             (156)                                156
                                                          -------------                      -------------
Net interest income                                              4,835                                154
                                                          -------------                      -------------
Provision for loan losses                                          ---                                ---
Service charges on deposit accounts                                314                                ---
Merchant draft processing, net                                     ---                              1,179
Loan servicing income                                               54                                ---
Other income                                                       271                                ---
                                                          -------------                      -------------
   Total noninterest income                                        639                              1,179
                                                          -------------                      -------------
Salaries and employee benefits                                   1,639                                407
Occupancy and equipment expense                                    478                                 46
Other                                                              971                                197
                                                          -------------                      -------------
   Total noninterest expense                                     3,088                                650
                                                          -------------                      -------------
Income before income tax expense                                 2,386                                683
Income tax expense                                                 874                                248
                                                          -------------                      -------------
Net income                                                      $1,512                               $435
                                                          =============                      =============


                                                                        Three Months Ended
                                                                          March 31, 2001
                                                          ------------------------------------------------
                                                                          (in thousands)
                                                           Community
                                                            Banking                            Bankcard
                                                          -------------                      -------------
Total interest income                                           $9,053                              $ ---
Total interest expense                                           3,749                                  3
Interest income (expense) allocation                              (311)                               311
                                                          -------------                      -------------
Net interest income                                              4,993                                308
                                                          -------------                      -------------
Provision for loan losses                                            0                                ---
Service charges on deposit accounts                                269                                ---
Merchant draft processing, net                                     ---                                813
Loan servicing income                                               77                                ---
Other income                                                       206                                ---
                                                          -------------                      -------------
   Total noninterest income                                        552                                813
                                                          -------------                      -------------
Salaries and employee benefits                                   1,849                                383
Occupancy and equipment expense                                    453                                 36
Other                                                              801                                128
                                                          -------------                      -------------
   Total noninterest expense                                     3,103                                547
                                                          -------------                      -------------
Income before income tax expense                                 2,442                                574
Income tax expense                                                 995                                234
                                                          -------------                      -------------
Net income                                                      $1,447                               $340
                                                          =============                      =============